SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant  (X)
Filed by a party other than the registrant  (  )

Check the appropriate box:

(   ) Preliminary Proxy Statement.
( X ) Definitive Proxy Statement.
(   ) Definitive Additional Materials.
(   ) Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.
(   ) Confidential, for use of the Commission only (as permitted by Rule
      14a-6(e)(2)).

                               RSI Holdings, Inc.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

(X)  No fee required.
( )  Fee  computed  per  Exchange  Act Rules  14a-6(i)(1)  and 0-11.
( )  Fee paid previously with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Release Date: The registrant began mailing definitive copies of the proxy statement, form of proxy, and other solicitation materials to shareholders on December 12, 2000.

                               RSI HOLDINGS, INC.
                              28 EAST COURT STREET
                              POST OFFICE BOX 6847
                        GREENVILLE, SOUTH CAROLINA 29606
                            TELEPHONE (864) 271-7171

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 18, 2001


TO OUR SHAREHOLDERS:

     The Annual Meeting of Shareholders of RSI Holdings, Inc. (the "Company"), will be held at 10:00 a.m., local time, on January 18, 2001, at RSI Holdings, Inc., 28 East Court Street, Greenville, South Carolina, for the purpose of considering and acting upon the following:

1.   The election of three  directors to serve until the next annual  meeting of
     shareholders  or  until  their   successors  have  been  duly  elected  and
     qualified;

2. The ratification of the appointment of Elliott, Davis & Company, L.L.P. as independent auditors of the Company for fiscal year 2001; and

3. The transaction of such other matters as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on November 27, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS


C. Thomas Wyche, Secretary

Greenville, South Carolina
December 12, 2000

                  A FORM OF PROXY IS ENCLOSED. TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN THE EVENT YOU ATTEND THE MEETING.

                               RSI HOLDINGS, INC.
                              28 EAST COURT STREET
                              POST OFFICE BOX 6847
                        GREENVILLE, SOUTH CAROLINA 29606
                                 PROXY STATEMENT
                ANNUAL MEETING OF SHAREHOLDERS JANUARY 18, 2001

     This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of RSI Holdings, Inc., a North Carolina corporation (the "Company"), to be voted at the annual meeting of shareholders of the Company (the "Annual Meeting") to be held at 10:00 a.m., local time, on January 18, 2001, at RSI HOLDINGS, INC., 28 EAST COURT STREET, GREENVILLE, SOUTH CAROLINA. The approximate date of mailing this Proxy Statement and the accompanying proxy is December 12, 2000.

     Only shareholders of record at the close of business on November 27, 2000 are entitled to notice of and to vote at the Annual Meeting. As of such date, there were outstanding approximately 13,464,821 shares of common stock, $.01 par value per share ("Common Stock"), which constitute the only voting securities of the Company. Each share is entitled to one vote.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by: (i) delivery to the Secretary of the Company, at or before the Annual Meeting, of a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Annual Meeting; or (iii) attending the Annual Meeting and giving notice of revocation to the Secretary of the Company or in open meeting prior to the proxy being vote (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: RSI Holdings, Inc., 28 East Court Street, Post Office Box 6847, Greenville, South Carolina 29606, Attention: Investor Relations.

     All shares represented by valid proxies received pursuant to the solicitation and prior to voting at the Annual Meeting and not revoked before they are exercised will be voted, and, if a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with such specification. If no contrary instructions are indicated, all shares represented by a proxy will be voted FOR election to the Board of Directors of the nominees described herein, FOR ratification of the appointment of Elliott, Davis & Company, L.L.P. as the independent auditors for the Company for fiscal year 2001, and in the discretion of the proxy holders as to all other matters that may properly come before the Annual Meeting or any adjournment thereof.

     The presence, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company as of November 27, 2000, is necessary to constitute a quorum at the Annual Meeting. An automated system administered by the Company's transfer agent tabulates votes cast in connection with the Annual Meeting. Directors are elected by a plurality of votes cast at the Annual Meeting. The proposal to ratify the appointment of Elliott, Davis & Company, L.L.P. as the Company's independent auditors for the Company's 2001 fiscal year will be approved if a greater number of votes is cast for the proposal than is cast against the proposal. Abstentions and broker non-votes, which are separately tabulated, are included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Abstentions and broker nonvotes have no effect upon the votes with respect to the matters to be voted upon at the meeting.

                              ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the number of directors to be elected at any meeting of shareholders shall not be less than three (3) nor more than ten (10), the exact number to be determined by the Board of Directors. The Board has determined that three directors shall be elected at the Annual Meeting. The Common Stock may not be voted cumulatively in the election of directors.

     The three persons listed below are nominees for election as directors at the Annual Meeting, to serve until the next annual meeting of shareholders of the Company or until their successors are duly elected and qualified. Unless authority to vote at the election of directors is withheld, it is the intention of the persons named in the enclosed form of proxy to vote for the persons named below. Each such person is a citizen of the United States. There are no family relationships among the directors and the executive officers of the Company.

     Management of the Company believes that all of the nominees will be available and able to serve as directors, but in the event any nominee(s) is not available or able to serve, the shares represented by the proxies will be voted for such substitute(s) as shall be designated by the Board of Directors.

     The table below sets forth certain information regarding the Company's nominees for election as directors.

                            NOMINEES FOR ELECTION AS
                            DIRECTORS OF THE COMPANY


  Name, Age and Tenure as
          Director                                          Principal Occupation and Background
-------------------------------       --------------------------------------------------------------------------

C.C. Guy (68)                         Director of the  Company.  Mr. Guy served as  President  of the Company
Director since 1978 (1)(2)            from  July  1989  until  his  retirement  in  January  1995.  Since his retirement,  he  has  served  as a  consultant  to  the  Company  on an as-needed  basis.  Mr.  Guy was  Vice  President-Administration  of the
                                      Company  from 1978 to July 1989.  Mr. Guy served from  October  1979 to
                                      November   1989  as   President,   Treasurer  and  a  director  of  RSI
                                      Corporation.  Mr. Guy currently  serves as a director of Delta Woodside
                                      Industries,  Inc.,  Delta Apparel,  Inc. and Duck Head Apparel Company,
                                      Inc.

Charles M. Bolt (70)                  Director of the Company.  Mr. Bolt was  President  and Chief  Executive
Director since 1982 (1)(2)            Officer  of the  Company  from 1984 to July 1989,  when he was  elected
                                      President  of   Distribution,   a  position  that  he  held  until  his
                                      retirement in January 1995.  Since his  retirement,  he has served as a consultant  to the  Company on an  as-needed  basis.  Mr. Bolt was Vice
                                      President-Marketing of the Company from 1978 to 1984.

Buck A. Mickel (45)                   Director of the Company.  Mr.  Mickel was elected  President  and Chief
Director since 1988  (1)              Executive  Officer of the Company on July 28, 1998  following the death of  his  father,  Mr.  Buck  Mickel.  Mr.  Mickel  was  reelected  Vice
                                      President  of the  Company  effective  September  1, 1996.  Mr.  Mickel served as a consultant  to the Company from January 17, 1995,  the date that he  resigned  as Vice  President,  until  his  reelection  as Vice
                                      President.  Mr.  Mickel was  originally  elected Vice  President of the
                                      Company in July 1989.  Mr.  Mickel  served as a director on the Company or RSI Corporation  from 1987 until December 1992. Mr. Mickel currently serves  as  a  director  of  Delta  Woodside  Industries,  Inc.,  Delta
                                      Apparel, Inc. and Duck Head Apparel Company, Inc.

  (1)   Member of Compensation Committee.
  (2)   Member of Audit Committee.

     The Board of Directors of the Company met in person three times and once by telephone conference call during the fiscal year ended August 31, 2000. The Compensation Committee of the Company met once during the fiscal year. The Audit Committee of the Company did not meet separately during the fiscal year but the Board considered Audit Committee matters in the course of meetings of the Board of Directors. Each Director attended at least 75% of the meetings of the Board and of any committee of which he was a member. The Board does not have a standing nominating committee.

         The Compensation Committee reviews and submits to the Board of Directors suggested salaries and other compensation for officers of the Company and its subsidiaries for the ensuing year.

         The Audit Committee generally makes recommendations to the Board regarding the selection of the independent public accountants, reviews the independence of such accountants, approves the scope of the annual audit, approves the rendering of any material non-audit services by the independent accountants, approves the fee payable to the independent accountants, and reviews the audit results.

            STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth certain information as of November 27, 2000, regarding the beneficial ownership of the Common Stock by: (i) persons beneficially owning more than five percent of the Common Stock; (ii) the directors and executive officers of the Company; and (iii) all directors and executive officers of the Company, as a group. Unless otherwise indicated in the notes to the table, the Company believes that the persons named in the table have sole voting and investment power with respect to all the shares of Common Stock shown as beneficially owned by them.

                                                Amount and
                                                 Nature of
          Name and Address of                   Beneficial           Percent
           Beneficial Owner                      Ownership        of Class (12)
--------------------------------------------------------------------------------
Buck A. Mickel                                 1,244,196(1)             9.2
28 East Court Street
P. O. Box 6847
Greenville, SC  29606

C.C. Guy                                        176,224 (2)             1.3
918 Elizabeth Road
Shelby, NC 28150

Charles M. Bolt                                 307,889 (3)             2.3
2720 N. E. 57th Street
Fort Lauderdale, FL 33308

C. Thomas Wyche                                 336,076 (4)             2.5
Post Office Box 728
Greenville, SC 29602

Minor H. Mickel                               6,032,493 (5)            44.8
415 Crescent Avenue
Greenville, SC 29605

Charles C. Mickel                               907,181 (6)             6.7
28 East Court Street
P. O. Box 6847
Greenville, SC  29606

Minor Mickel Shaw                               822,122 (7)             6.1
P. O. Box 795
Greenville, SC 29602

Mr. William R. Kimball                          746,853 (8)             5.6
12 Eucalyptus Road
Belvedere, CA 94920

Joe F. Ogburn                                   259,210 (9)             1.9
208 Belvedere Avenue
Shelby, NC 28150

All Directors and Executive Officers         2,279,172 (10)            16.9
of the Company as a Group (5 persons)


(1) Mr. Buck A. Mickel is the President, Chief Executive Officer and a director of the Company. The number of shares shown as beneficially owned by Mr. Buck A. Mickel includes 1,179,196 shares directly owned by him and 65,000 unissued shares subject to employee stock options held by Mr. Mickel which are currently exercisable.

(2) Mr. C.C. Guy is a director and former President of the Company. The number of shares shown as beneficially owned by Mr. Guy includes 78,923 shares directly owned by him and 43,333 unissued shares subject to stock options held by Mr. Guy which are currently exercisable. The number of shares shown also includes 53,968 shares of the Company's Common Stock held by Mr. Guy's wife, as to which shares Mr. Guy disclaims beneficial ownership.

(3) Mr. Charles M. Bolt is a director and former President of Distribution of the Company. The number of shares shown as beneficially owned by Mr. Bolt includes 264,556 shares directly owned by him and 43,333 unissued shares subject to stock options held by Mr. Bolt which are currently exercisable.

(4) Mr. C. Thomas Wyche is Secretary of the Company. The number of shares shown as beneficially owned by Mr. Wyche includes 204,292 shares directly owned by him, 13,333 unissued shares subject to stock options held by Mr. Wyche which are currently exercisable, 44,523 shares owned of record by Center, Inc., of which Mr. Wyche owns all of the outstanding common stock and is an officer and director, and 51,369 shares owned by the Profit Sharing Plan of Wyche, Burgess, Freeman & Parham, P.A. (the "WBFP Plan"), of which Mr. Wyche is a trustee and participant and which firm serves as general counsel to the Company. Of the shares owned by the WBFP Plan, the number of shares allocated to Mr. Wyche's account varies from year to year, depending on Mr. Wyche's respective interest in the WBFP Plan. Mr. Wyche disclaims beneficial ownership of the shares that are not allocated to his account. The figure shown also includes 22,559 shares owned by Mr. Wyche's wife. Mr. Wyche disclaims beneficial ownership of all of the shares owned by Mrs. Wyche.

(5) The number of shares shown as beneficially owned by Mrs. Minor H. Mickel includes 6,032,493 shares directly owned by her.

(6) The number of shares shown as beneficially owned by Mr. Charles C. Mickel includes 862,658 shares directly owned by him, and all of the 44,523 shares beneficially owned by Center, Inc., of which Mr. Mickel is an officer and director. Mr. Mickel disclaims beneficial ownership of the shares owned by Center, Inc.

(7) The number of shares shown as beneficially owned by Mrs. Minor Mickel Shaw includes 802,188 shares directly owned by her, 2,748 shares owned by her as custodian for her children, and 17,186 shares owned by her husband as custodian for their children. Mrs. Shaw disclaims beneficial ownership of all shares beneficially owned by her husband and children.

(8)      The number of shares shown for Mr. Kimball are owned directly by him.

(9) Mr. Joe F. Ogburn is the Treasurer and Vice President of the Company. The number of shares shown as beneficially owned by Mr. Ogburn includes 135,426 shares directly owned by him and 123,234 unissued shares subject to employee stock options held by Mr. Ogburn which are currently exercisable. Such number also includes 550 shares held by Mr. Ogburn's wife, as to which shares Mr. Ogburn disclaims beneficial ownership.

(10)     This   number  includes  all shares  included  in the table  above with respect to any director or executive officer and excludes the shares described in the notes above as being excluded from the table.

(11) Pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") percentages of total outstanding shares have been computed on the assumption that shares of Common Stock that can be acquired within 60 days upon the exercise of options by a given person are outstanding, but no other shares similarly subject to acquisition by other persons are outstanding.

                               EXECUTIVE OFFICERS

     The following provides certain information regarding the executive officers of the Company:


Name and Age                   Position
------------------------------ ----------------------------------------
Buck A. Mickel (45)            President and Chief Executive Officer (1)

C. Thomas Wyche (73)           Secretary (2)

Joe F. Ogburn (62)             Treasurer and Vice President (3)
____________________________________

(1)  See information under "Election of Directors".

(2) C. Thomas Wyche is a senior member of the law firm of Wyche, Burgess, Freeman & Parham, P.A., with which firm he has practiced for the last five decades. From 1979 to November 1989, Mr. Wyche was the Secretary and a director of RSI Corporation. Wyche, Burgess, Freeman & Parham, P.A. serves as general counsel to the Company. Mr. Wyche served as a director of the Company or RSI Corporation from 1978 until January 1993.

(3) Joe F. Ogburn has served as Treasurer of the Company since September 1988 and Vice President of the Company since May 1995. Mr. Ogburn served as Controller of the Company from 1981 to September 1988. Mr. Ogburn served as a director of the Company from September 1987 to July 1989.

     The Company's executive officers are appointed by the Board of Directors and serve at the pleasure of the Board.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on review of Forms 3, 4, and 5 furnished to the Company during fiscal year 2000, no director, officer, or beneficial owner of more than 10% of the Common Stock of the Company failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during the most recent fiscal year except that Mrs. Minor Shaw made one late Form 4 filing with respect to one transaction.

                             MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding compensation paid by the Company during the last three fiscal years to the Company's Chief Executive Officer (the "Named Executive Officer"). The salary and bonuses of each executive officer of the Company was less than $100,000 during fiscal years 1998 through 2000.


                                         Annual Compensation               Long-Term Compensation
                                   ----------------------------------  ---------------------------------
                                                             Other
                                                            Annual      Restricted  Securities
                                                            Compen-       Stock     Underlying   LTIP     All Other
Name and Principal      Fiscal                             sation ($)     Awards     Options/   Payouts    Compen-
      Position           Year      Salary ($)  Bonus ($)      (a)           ($)                   ($)     sation ($)
---------------------------------------------------------------------------------------------------------------------
Buck Mickel,             1998       2,000        --          --          --          10,000       --         --
Deceased (formerly
Chairman of the
Board and Chief
Executive Officer)

Buck A. Mickel,          2000       23,500       --           --         --            --         --         --
President and            1999       48,000       --          228         --          40,000       --         --
Chief Executive          1998       48,000       --          228         --          25,000       --         --
Officer

(a) The amounts shown in this column were paid for the benefit of the Named Executive Officer for travel accident insurance that the Company has purchased for the benefit of its employees, executive officers and directors. The policy provides coverage to each executive officer and director of up to $500,000 for accidental death or dismemberment and a permanent total disability benefit, subject to certain conditions and limitations set forth in the policy.

         Most of the Company's employees, as well as its executive officers, are eligible to participate in the Company's medical and health benefit plan.

         The Company currently pays medical and health insurance premiums for its directors and their families and reimburses directors for expenses related to their duties as board members. The Company does not pay any other compensation to its directors except as set forth in "Retirement Contracts" below.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                              Number Of Unexercised Securities
                                             Underlying Options/SARs at Fiscal
                                                        Year-End (#)
                                                        Exercisable/
                     Name                              Unexercisable
    --------------------------------------- ------------------------------------

    Buck A.  Mickel,  President  and Chief             65,000/35,000
    Executive Officer



         RETIREMENT CONTRACTS

         Messrs. C. C. Guy and Charles M. Bolt retired as officers of the Company on January 17, 1995. The Company paid each of these two retired officers $200 per month during September 1999 through April 2000 and $100 per month during May 2000 through August 2000. The Board determined that these payments were appropriate in light of these officers' long records of service to the Company and value as consultants to the Company. The Company anticipates that these individuals will continue to serve as consultants during fiscal year 2001.

                           RELATED PARTY TRANSACTIONS

         Certain information concerning related party transactions respecting the members of the Compensation Committee, members of their families, and other executive officers, directors and owners of 5% or more of the outstanding Common Stock of the Company (a "5% or More Owner") is set forth below.

SALARY AND OTHER COMPENSATION ARRANGEMENTS

         As    described    herein   under   the    subheading    "Election   of
Directors"--"Management Compensation"--"Retirement Contracts", the Company pays consulting fees to Messrs. C.C. Guy, Charles M. Bolt and Buck A. Mickel.

GUARANTEES BY DIRECTORS AND OFFICERS

         A corporation that is owned by the President and Chief Executive Officer, his mother and his two adult siblings has guaranteed payment of a $500,000 bank line of credit bearing interest at the banks prime rate. They have also pledged certain securities as collateral to the loan.


LOAN ARRANGEMENT

         During fiscal year 1999 the Estate of Buck Mickel, the former Chairman of the Board and Chief Executive Officer of the Company, loaned the Company $250,000 bearing interest at 8.5% per year payable quarterly. The loan was transferred from the Estate of Buck Mickel to Minor H. Mickel, the widow of Buck Mickel, during March 2000. During October 2000 the Company issued a note that is convertible into Common Stock of the Company in exchange for this debt.

CORPORATE OFFICE ARRANGEMENT

         During the fiscal year 2000, the Company's executive offices were located in a facility consisting of approximately 3,000 square feet of floor space located at 28 East Court Street, Greenville, South Carolina. The rental expense incurred by the Company during September 1999 through April 2000 was $2,250 per month and $1,500 per month from May 2000 through August 2000 under a month-to-month lease arrangement. The lease at 28 East Court Street, Greenville, South Carolina includes office furniture and equipment. The office space at 28 East Court Street, Greenville, South Carolina was leased from CTST, LLC. CTST, LLC is owned by three shareholders: Buck A. Mickel, Charles C. Mickel and Minor Mickel Shaw. As described above, each of these individuals is a beneficial owner of more than 5% of the outstanding Common Stock of the Company. Buck A. Mickel is the President and Chief Executive Officer and a director of the Company and the other two shareholders are his adult siblings. The Company believes that this lease contains provisions as favorable to the Company as could be obtained from a third-party landlord. Micco Corporation also moved its offices to the office facility at 28 East Court Street, Greenville, South Carolina. Micco Corporation pays rent to CTST, LLC for the space it occupies. Micco Corporation and the Company share common areas of this office space.

LEGAL FEES

         The law firm of Wyche, Burgess, Freeman & Parham, P.A. serves as general counsel to the Company. C. Thomas Wyche, the Secretary of the Company, is a senior member of such law firm. Fees paid to such law firm by the Company were less than one percent of the law firm's gross revenues during the firm's last fiscal year. The Company believes that the terms of its relationship with the law firm are at least as favorable as could be obtained from a third party.

                     RATIFICATION OF ELECTION OF ACCOUNTANTS
                            (ITEM NO. 2 ON THE PROXY)

         The Board of Directors recommends the ratification of the appointment of Elliott, Davis & Company, L.L.P. ("Elliott Davis"), independent certified public accountants, as auditors for the Company and its subsidiaries for fiscal year 2001 and to audit and report to the shareholders upon the financial statements as of and for the period ending August 31, 2001. Based upon the recommendation of the Company's Audit Committee, the Board has appointed the accounting firm of Elliott Davis as the Company's independent auditors for the Company's 2001 fiscal year. Representatives of Elliott Davis are expected to be present at the Annual Meeting, and such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions which shareholders may have. Neither Elliott Davis nor any of its members has any relationship with the Company except in the firm's capacity as such auditors and as the Company's tax advisor.


                             SOLICITATION OF PROXIES

         The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of the Company by telephone, telegram or personal interview for no additional compensation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the stock held of record by such persons, and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing. The Company has engaged American Stock Transfer & Trust Company, its transfer agent, to assist in these contacts with brokerage houses, custodians, nominees and fiduciaries in exchange for reimbursement of reasonable out-of-pocket expenses.


                            PROPOSALS OF SHAREHOLDERS

         Any shareholder of the Company who desires to present a proposal at the Annual Meeting of Shareholders to be held after the end of fiscal 2001 for inclusion in the proxy statement and form of proxy relating to that meeting must submit such proposal to the Company at its principal executive offices on or before September 6, 2001.

         With respect to shareholder proposals not to be included in the Company's proxy statement in the form of proxy, a shareholder must give the Company notice by November 20, 2001 for such notice to be considered timely for purposes of Exchange Act Rule 14a-4(c) (which concerns the extent to which a proxy may confer discretionary voting authority with respect to matters not specifically set forth in the proxy).

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

         The Board of Directors adopted a written Audit Committee Charter on November 22, 2000, a copy of which is included as APPENDIX A to this Proxy Statement.

         The Audit Committee has reviewed and discussed with the Company's management and the Company's independent auditors the audited financial statements of the Company contained in the Company's fiscal 2000 Annual Report. The Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed pursuant to SAS 61 (Codification of Statements on Auditing Standards, AU ?380). The Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees") and has discussed with the Company's independent auditors such independent auditors' independence.

         Based on the review and discussions described in the immediately preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements included in the Company's fiscal 2000 Annual Report be included in that report, which is incorporated by reference into the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 2000, filed with the U.S. Securities and Exchange Commission.


                                 AUDIT COMMITTEE

        C. C. Guy                                            Charles M. Bolt

                                OTHER INFORMATION

     THE COMPANY'S ANNUAL REPORT IS MAILED WITH THIS PROXY STATEMENT. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD AS OF NOVEMBER 27, 2000, AND TO EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS, UPON WRITTEN OR ORAL REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S FISCAL 2000 ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, BUT EXCLUDING EXHIBITS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. UPON PAYMENT OF THE REASONABLE COPYING COST THEREOF, THE COMPANY WILL MAKE AVAILABLE THE EXHIBITS TO THE COMPANY'S FISCAL 2000 ANNUAL REPORT ON FORM 10-KSB. ANY SUCH REQUEST SHOULD BE DIRECTED TO RSI HOLDINGS, INC., 28 EAST COURT STREET, POST OFFICE BOX 6847, GREENVILLE, SOUTH CAROLINA 29606, ATTENTION: INVESTOR RELATIONS.

     NOTWITHSTANDING ANY STATEMENT IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, INCORPORATING FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE AUDIT COMMITTEE REPORT ATTACHED AS APPENDIX A TO THIS FILING SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

     The Audit Committee is responsible for the duties set forth in its charter (which is attached to this proxy statement as Appendix A) but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. The Company's management has the responsibility for preparing the financial statements and implementing internal controls, and the Company's independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not the equivalent of an audit.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors was not aware that any business not described above would be presented for consideration at the Annual Meeting. If any other business properly comes before the meeting or any adjournment thereof, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person voting them.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

                                           C. Thomas Wyche, Secretary



Greenville, South Carolina
December 12, 2000

                                                                      Appendix A


                               RSI HOLDINGS, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER


1.  PURPOSE

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose.

The  Board  and  the   Committee   are  in  place  to  represent  the  Company's
shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities set forth in Section IV of this Charter.

II.  COMPOSITION

The Audit Committee shall be comprised of two or more directors as determined by the Board, a majority of whom shall be independent directors and free from any relationship to the Company that may interfere with the exercise of his or her independence from management and the Company. Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, each member of the Committee must satisfy the restrictions of the NASDAQ Stock Market, including Rule 4350(d), concerning such membership. If the Company ceases to be a small business filer, then the Audit Committee must comply with the additional requirements contained in Paragraphs 2(A) and 2(B) of Rule 4350(d). Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Audit Committee shall be elected by the Board at the meeting of the Board that occurs on the date of the Company's annual stockholders' meeting, and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

III.  MEETINGS

The Committee shall meet as frequently as circumstances dictate. As part of its job to foster open communications, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or any of these groups or individuals believes should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Company's financials consistent with IV.4. below.

IV.  RESPONSIBILITIES AND DUTIES

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

o The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

o As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.o The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

o    The  Committee  has the  responsibility  to,  and shall:

     * request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

     * discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's objectivity or independence; and

     * recommend that the Board take appropriate action to oversee the independence of the outside auditor.

o The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

Adopted by Board of Directors on November 22, 2000.

                                                                      Appendix B


                                      PROXY
                               RSI HOLDINGS, INC.
                        ANNUAL MEETING, JANUARY 18, 2001


     The undersigned shareholder of RSI Holdings, Inc., a North Carolina corporation, hereby constitutes and appoints Buck A. Mickel and C. Thomas Wyche, and each of them, attorneys and proxies on behalf of the undersigned to act and vote at the Annual Meeting of Shareholders, to be held at the offices of RSI Holdings, Inc., 28 East Court Street, Greenville, South Carolina, on Thursday, January 18, 2001, at 10:00 a.m., and any adjournment or adjournments thereof, and the undersigned instructs said attorneys to vote:

     Please sign on reverse side and return in the enclosed postage-paid envelope.


       Please      mark
       your   votes  as
       in this example.

                     FOR all nominees     WITHHOLD
                      listed at right    AUTHORITY
                          (except       to vote for
                        as marked to        all       Nominee(s):  Buck A. Mickel
                       the contrary       nominees                 C. C. Guy
                          below)                                   Charles M. Bolt
1.     ELECTION
       OF                 ______          ______
       DIRECTORS

(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL
NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)


_______________________________________________________________



                                                        FOR          AGAINST       ABSTAIN


2.   The   ratification   of  the   appointment   of   _____          _____         _____
     Elliott,    Davis   &   Company,    L.L.P.   as
     independent   auditors   of  the   Company  for
     fiscal year 2001.

3.   The  transaction  of such other  matters as may   _____          _____         _____
     properly   come   before  the  meeting  or  any
     adjournment thereof.


                    A  majority  of said  attorneys  and  proxies  who  shall be present and acting as such at the meeting or any adjournment or adjournments thereof (or, if only one such attorney and proxy is present and acting, then that one) shall have and may exercise all the powers hereby conferred.

               THIS PROXY IS  SOLICITED  ON BEHALF OF THE BOARD OF  DIRECTORS OF
               RSI  HOLDINGS,  INC.  THIS PROXY WHEN  PROPERLY  EXECUTED WILL BE
               VOTED  IN  THE  MANNER   DIRECTED   HEREIN  BY  THE   UNDERSIGNED
               SHAREHOLDER. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED
               FOR APPROVAL OF  PROPOSALS 1 AND 2, and Proxy  holders will vote, in their  discretion,  upon such other  business as may  properly come  before  the  meeting  or any  adjournment  or  adjournments thereof.

                    The undersigned hereby acknowledges receipt of the Notice of
               Annual  Meeting of  Shareholders  dated December 12, 2000 and the
               Proxy Statement furnished herewith.

               PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

SIGNATURE   ---------------------------------------------------------------------------------------------------------
                                   DATED              SIGNATURE IF JOINTLY OWNED                  DATED

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.





                                       16